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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                             AMENDMENT NO. 1 TO THE
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 20, 2000
                           (earliest event reported)


                                MYCOM GROUP, INC.
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             (Exact name of registrant as specified in its charter)




             Nevada                   0-29836              33-0677545
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 (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)            File Number)       Identification No.)



                     602 Main Street, Cincinnati, Ohio 45202
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 651-5560
                                                           --------------


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         (Former name or former address, if changed since last report.)



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Item 4.  Changes in Registrant's Certifying Accountant.

         The Registrant has engaged the accounting firm of Schumacher & Associates, Inc. to serve as the Registrant's new principal independent accountant. Schumacher & Associates, Inc. replaces Blackburn, Childers & Steagall, PLC as the Registrant's principal auditor.

         Blackburn, Childers & Steagall, PLC resigned as the Registrant's auditors following the merger of the Registrant (formerly Bad Toys, Inc.) with Mycom Group, Inc., as previously reported in a current report on Form 8-K dated August 23, 2000. Schumacher & Associates, Inc. had been the auditor for Mycom Group, Inc. prior to the merger.

         The former accountant's report on the financial statements for each of the past two fiscal years contained a "going concern" qualification, but did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years and the subsequent interim period preceding the resignation of Blackburn, Childers & Steagall, PLC, there were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement(s), if any in connection with its reports.

         The firm of Schumacher & Associates, Inc. was engaged by the Board of Directors as the new certifying accountant on September 20, 2000.

         A letter addressed to the Securities and Exchange Commission from the former accountant stating its agreement with the disclosures made in this filing is filed as an exhibit hereto.

Item 7.  Financial Statement and Exhibits.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.


Exhibit No.                         Description
-----------                         -----------

 16.2 Letter on change in certifying accountant from Blackburn, Childers & Steagall, PLC. (Filed herewith.)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MYCOM GROUP, INC.

                                              By: /s/ George W. Young
                                                 -------------------------------
                                                 George W. Young,
                                                 Chief Executive Officer
Date: November 3, 2000

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                                  EXHIBIT INDEX


Exhibit No.                         Description
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 16.2          Letter on change in certifying accountant from Blackburn,
               Childers & Steagall, PLC.  (Filed herewith.)